                                                                EXHIBIT 10.24

                   AMENDED AND RESTATED CALL OPTION AGREEMENT


         THIS AMENDED AND RESTATED CALL OPTION AGREEMENT (this "Agreement") is made and entered into this 23rd day of December, 1996 (the "Effective Date") by and among Corixa Corporation, a Delaware corporation ("Corixa"), GenQuest, Inc., a Delaware corporation (the "Company") and the holders of Securities (as defined below) set forth on the attached Exhibit A (the "Securityholders").

         WHEREAS, Corixa, the Company and the Securityholders are parties to that certain Call Option Agreement dated December 23, 1996 (the "Prior Call Option Agreement") pursuant to which Corixa has the right in the future to purchase in a single transaction all of the outstanding Securities of the Company not then owned by Corixa.

         WHEREAS, Corixa, the Company and the Securityholders each desire to terminate the Prior Call Option Agreement in its entirety and accept the rights and obligations created pursuant hereto in lieu of the rights and obligations created under the Prior Call Option Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

                                    EXHIBITS

         The Exhibits to this Agreement, which are incorporated herein by reference are:

      Exhibit A    -       Schedule of Securities owned by each Securityholder
      Exhibit B    -       Call Option Exercise Notice

        1.      Definitions

                "Affiliate" of any particular person or entity means any other person or entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such particular person or entity. For the purposes of this definition, control means the direct or indirect ownership of (a) at least fifty percent (50%) or, if less than fifty percent (50%), the maximum percentage as allowed by applicable law, of the outstanding voting securities of such entity or (b) at least fifty percent (50%) of the decision making authority of such entity; provided, however, that neither Corixa nor the Company shall be deemed to be an Affiliate of the other for purposes of this Agreement.

                "Call Option" means the option to purchase Securities granted to Corixa by the Securityholders pursuant to Section 2 of this Agreement.

                "Call Option Exercise Date" means the date Corixa gives notice of its election to exercise the Call Option.
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                "Call Option Expiration" means the earlier of (a) the expiration of the Call Option at the end of the Call Option Period without the Call Option having been exercised by Corixa and thereafter consummated (b) the date on which Corixa notifies the Company's Board of Directors in writing that it does not intend to exercise its Call Option, (c) ten (10) days following a Fundamental Change or (d) the closing of an initial public offering of the Common Stock of the Company made pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Act").

                "Call Option Period" means the period beginning on the Effective Date and ending on the earlier of January 23, 2000 or the Call Option Expiration.

                "Call Option Purchase Date" means the date determined pursuant to Section 2(b) of this Agreement.


                "Call Option Record Date" means the date which is twenty (20) days following the Call Option Exercise Date.

                "Call Purchase Price" shall have the meaning set forth in
Section 2(c) of this Agreement.

                "Corixa Call Share Value" means the value of a Corixa Share determined in accordance with the following formula:

                The greater of (i) (FMV - Base Price)
                                   ------------------ + Base Price, and (ii)
                                          2
FMVA 0.7 where FMV is equal to:

         (1) If the Common Stock of Corixa is traded on a National Exchange, then FMV shall equal the average closing sale price of a share of Corixa
Common Stock as reported on the National Exchange for each of the thirty (30) trading days immediately preceding the Call Option Exercise Date.

        (2) If the Common Stock of Corixa is not traded on a National Exchange, then FMV shall equal (x) the effective price per share (subject to appropriate adjustments for stock splits, stock dividends, recapitalizations, reorganizations and combinations) of the Common Stock equivalent issued in the Qualifying Private Placement, or if there has been a Corporate Partner Financing
(y) the mean of (A) the effective price per share (subject to appropriate adjustments for stock splits, stock dividends, recapitalizations, reorganizations and combinations) of the Common Stock equivalent issued in the Qualifying Private Placement and (B) the effective price per share (subject to appropriate adjustments for stock splits, stock dividends, recapitalizations, reorganizations and combinations) of the Common Stock equivalent issued in such Corporate Partner Financing and where the Base Price is initially equal to $3.00. The initial Base Price shall be reduced to $2.50 in the event Corixa does not enter into a major strategic collaboration with respect to the development of a counter vaccine



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[***] on or before June 30, 1997 and shall be subject to adjustment from time to time as provided in Section 2(e)(iii) below and for stock splits, stock dividends, recapitalizations, reorganizations and combinations.

                  "Corixa IPO" means the closing of an initial public offering of the Common Stock of Corixa made pursuant to a registration statement filed under the Act.

                  "Corporate Partner Financing" means the most recent investment actually made in Corixa of at least $2,500,000 by a pharmaceutical (or biotechnology) company with either (a) annual revenues of at least $750 million in such company's last fiscal year or (b) a market capitalization of at least $750 million at the end of such company's last fiscal year; provided that such pharmaceutical (or biotechnology) company has also entered into a strategic collaboration with Corixa; and provided further that such investment occurs subsequent to the Qualifying Private Placement.

                  "Corixa Shares" means shares of Common Stock of Corixa issued to the Securityholders in payment of the Purchase Price.

                  "Fundamental Change" means (a) a merger or reorganization of Corixa with or into any other corporation (other than the Company) or corporations pursuant to which Corixa's stockholders immediately prior to such transaction own, immediately after such transaction, less than fifty percent (50%) of the equity securities of the surviving corporation or its parent, (b) a sale of all or substantially all of the assets or outstanding stock of Corixa pursuant to which transaction Corixa's stockholders immediately prior to such transaction own, immediately after such transaction, less than fifty percent (50%) of the equity securities of the surviving corporation or its parent or (c) the termination of that certain Amended and Restated License and Research Collaboration Agreement between Corixa and the Company dated December 23, 1996, as amended on January 1, 1997 pursuant to Sections 14.4 or 14.5 thereof; provided, however, that in no event will a Corixa IPO or any subsequent public offering of Common Stock of Corixa made pursuant to a registration statement filed under the Act be deemed to be a Fundamental Change.

                  "Major Strategic Collaboration" means a collaboration with a pharmaceutical (or biotechnology) company in which Corixa receives a non-cancelable commitment (except in the event of a breach by Corixa or such pharmaceutical or biotechnology company) to receive an aggregate of at least $6 million of license and/or research funding and contingent milestone payments of at least $8 million based on the development of resulting cancer vaccine products.

                  "National Exchange" means the New York Stock Exchange, the American Stock Exchange or a European counterpart thereof, or any national market system, including without limitation the Nasdaq National Market.

                  "Qualifying Private Placement" means the most recent equity financing by Corixa pursuant to which Corixa receives at least $5,000,000 of funding and in which at least forty percent (40%) of the invested amount is from investors that are not pharmaceutical (or

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biotechnology) companies (or Affiliates thereof) and that have not previously invested in Corixa and have not entered into a collaboration or contractual arrangement with Corixa; provided, however, that the equity financing wherein S.R. One, Limited purchased shares of Series B Preferred Stock of Corixa at $3.00 per share (the "SR One Price") on May 10, 1996 is deemed to be a Qualifying Private Placement; and provided further, however, that the S.R. One Price will be reduced to $2.50 per share in the event Corixa does not enter into Major Strategic Collaboration with respect to the development of a cancer vaccine on or before June 30, 1997.

                "Securityholders" means all holders of Securities set forth on Exhibit A, other than Corixa.

                "Securities" means (a) all shares of Common Stock issued or issuable upon conversion of all shares of the Company's Series A and Series B Preferred Stock purchased directly from the Company or acquired pursuant to a transfer in accordance with Section 3(b) hereof and (b) all shares of the Company's Common Stock purchased directly from the Company or acquired pursuant to a transfer in accordance with Section 3(b) hereof.

                "Series A/Common Call Purchase Price" shall have the meaning set forth in Section 2(c)(ii) of this Agreement.

                "Series B Call Purchase Price" shall have the meaning set forth in Section 2(c)(i) of this Agreement.

                "Series B Securityholders" means all holders of Securities constituting shares of the Company's Series B Preferred Stock.

                Pronouns: When used herein, the pronoun "his" shall mean his, her or its, as appropriate and "him" and "he" have corresponding meanings.

        2.      Call Option

                (a)     Grant of Call Option

                        (i) General. All Securities beneficially owned by each Securityholder on the date of this Agreement (as shown on Exhibit A hereto), and all Securities that each Securityholder may beneficially own at any time hereafter up and until the Call Option Record Date or the Call Option Expiration, as applicable, shall be subject to the terms of this Agreement.

                        (ii) Call Option. Each Securityholder hereby grants to Corixa an exclusive right to purchase at any time during the Call Option Period all Securities he beneficially owns on the Call Option Purchase Date and, upon exercise of the Call Option by Corixa, each Securityholder shall sell to Corixa all such Securities on the terms described below. The exercise of the Call Option shall be structured as a stock-for-stock exchange, or as a statutory merger of the Company with Corixa, and is intended to qualify as a tax free reorganization as contemplated by Section 368 of the Internal Revenue Code (the "Code").

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                (b)     Exercise of Call Option; Purchase Date

                        (i) Corixa may exercise the Call Option by giving notice, in substantially the form attached hereto as Exhibit B, to the Company and each of the Securityholders at any time during the Call Option Period; provided, however, that Corixa may not exercise the Call Option prior to June 23, 1998 unless there has been a Corixa IPO or Fundamental Change, and in the case of a Corixa IPO the average closing sale price of a share of Corixa Common Stock as reported on the National Exchange on which Corixa Common Stock is then trading for each of the thirty (30) trading days immediately preceding the Call Option Exercise Date is at least $6.00 (subject to appropriate adjustments for stock splits, stock dividends, recapitalizations, reorganizations and combinations).

                        (ii) The purchase by Corixa of the Securities shall take place on the date (the "Call Option Purchase Date") that is as soon as practicable following issuance of a permit to qualify the issuance of the Corixa Shares by the California Commissioner of Corporations (a "Permit") after the conclusion of a hearing to consider the fairness of the terms and conditions of the Call Option (a "Fairness Hearing"); provided, however, in the event such a Fairness Hearing and Permit is not practicable in light of then-effective federal and/or state securities laws, a Fairness Hearing shall not be held and instead Corixa, at its expense, will grant the Securityholders the same registration rights granted to investors in Corixa in the Qualifying Private Placement; provided that such registration rights are at least as favorable as the registration rights granted to investors in Corixa in the Amended and Restated Investors' Rights Agreement by and among Corixa and the parties listed on the schedules thereto in effect as of December 23, 1996 (the "Corixa Rights Agreement"). In the event a Fairness Hearing is held, Corixa, the Company and each Securityholder shall use its best commercial efforts to obtain the issuance of a Permit, and all costs and expenses incurred by each party in connection with such Fairness Hearing and the issuance of such Permit shall be borne by such party, provided that Corixa shall reimburse the reasonable fees of one (1) special counsel to the Securityholders, not to exceed $40,000. In the event a Fairness Hearing is not held or a Permit qualifying the issuance of the Corixa Shares is not issued, the Call Option Purchase Date shall be the date selected by Corixa, which shall be not less than thirty (30) nor more than forty-five
(45) days after the Call Option Exercise Date.

                        (iii) Corixa may purchase all, but not less than all, of the Securities beneficially owned by the Securityholders which are outstanding on the Call Option Record Date. For purposes of determining the number and owners of Securities, the Company shall, within five (5) days following the Call Option Record Date, certify in writing to Corixa the number of Securities owned of record or beneficially by each Securityholder and the address of each Securityholder, and Corixa may rely upon such written certification. Upon exercise of the Call Option, the Company and each Securityholder is obligated to comply in all respects with the terms of this Agreement, and the Series B Securityholders will each use their reasonable best efforts to insure that all other Securityholders have so complied; provided, however, that the Series B Securityholders will not be required to incur any material expense or economic disadvantage or to initiate any legal action in order to insure such compliance.

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                        (iv)    In the event of a Fundamental Change, the Call
Option granted pursuant to this Section 2 will terminate on the date which is ten (10) days after the Fundamental Change.

                (c)     Call Purchase Price

                        (i) Series B Call Purchase Price. As of the Effective Date, the Series B Call Purchase Price shall be $1.00 per share of Series B Preferred Stock. The Series B Call Purchase Price shall increase by $0.04167 on the last day of each full calendar month following the month in which the Effective Date occurs until the Call Option Exercise Date, up to a maximum Series B Call Purchase Price of $2.00 per share of Series B Preferred Stock.

                        (ii) Series A/Common Call Purchase Price. The Series A/Common Call Purchase Price per share for each share of the Company's Common Stock and Series A Preferred Stock outstanding as of the Call Option Exercise Date shall be equal to sixty-six and two-thirds percent (66-2/3%) of the Series B Call Purchase Price determined pursuant to Section 2(c)(i).

                (d) Delivery of Securities; Payment of Call Purchase Price; Fractional Shares. On the Call Option Purchase Date, each Securityholder shall deliver all Securities beneficially owned by such Securityholder duly endorsed for transfer to Corixa and free and clear of any imperfections of title, lien, claim, encumbrance, restriction or charge. Also on the Call Option Purchase Date, subject to receipt of certificates representing the Securities beneficially owned by each Securityholder in the form described in the preceding sentence, Corixa shall deliver to each Securityholder that number of Corixa Shares having an aggregate Corixa Call Share Value equal to (i) the Series B Call Purchase Price multiplied by the number of outstanding shares of Series B Preferred Stock held by such Securityholder on the Call Option Record Date and
(ii) the Series A/Common Call Purchase Price multiplied by the number of outstanding shares of Common Stock and Series A Preferred Stock held by such Securityholder on the Call Option Record Date. No fraction of a Corixa Share will be issued as a result of the exercise of the Call Option. In lieu thereof, Corixa will make a cash payment equal to the FMV of such fractional Corixa Share, which FMV will be determined as provided in Section 1 hereof.

                (e) Call Option Covenants. Corixa, the Company and each Securityholder covenants and agrees as follows:

                        (i) Qualification of Corixa Shares; Registration Rights. Solely for the purpose of accommodating the request of the Securityholders that the Corixa Shares to be issued pursuant to the exercise of the Call Option qualify for the benefits of Section 3(a)(10) of the Act, prior to or promptly following the exercise of the Call Option, Corixa will use its best commercial efforts to file an application with the California Department of Corporations (the "Department") for the issuance of a Permit and request that the Department conduct a Fairness Hearing with respect thereto; provided, however, that in the event such a Fairness Hearing and Permit is not practicable in light of then-effective federal and/or state securities laws, a Fairness Hearing shall not be held. In the event a Fairness Hearing is held, Corixa, the Company and each

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Securityholder shall use its best commercial efforts to cause such Fairness
Hearing to be held as soon as practicable following such request to the Department and to obtain the issuance of the Permit; provided, however, that all costs and expenses incurred by each party in connection with such Fairness Hearing and such Permit shall be borne by such party, provided that Corixa shall reimburse the reasonable fees of one (1) special counsel to the Securityholders, not to exceed $40,000. In the event a Fairness Hearing is not held or the Corixa Shares issued pursuant to the exercise of the Call Option do not qualify for the benefits of Section 3(a)(10) of the Act, Corixa, at its expense, will grant the Securityholders the same registration rights granted by Corixa to investors in the Qualifying Private Placement, provided that such registration rights are at least as favorable as the registration rights granted to investors in Corixa in the Corixa Rights Agreement.

                        (ii) Tax-Free Treatment; "Pooling-of-Interests" Treatment. Corixa, the Company and each Securityholder will not take any action that would prevent the exercise of the Call Option from qualifying as a tax free reorganization within the meaning of either Section 368(a)(1)(A) or (B) of the Code. If Corixa determines, in its sole reasonable judgment, that it is in the best interests of Corixa, the Company and the Securityholders to structure the exercise of the Call Option in such a manner that it qualifies for pooling-of-interests accounting treatment, then Corixa, the Company and each Securityholder will use its commercially reasonable efforts to structure the exercise of the Call Option in such a manner, provided that such structure will not result in a material adverse economic effect on the Securityholders.

                        (iii) Antidilution Protection. The Base Price used in calculating the Corixa Call Share Value will be subject to the same antidilution protection as shares of Corixa's Series B Preferred Stock, as set forth in
Section 4(j) of Article IV(C) of the Amended and Restated Certificate of Incorporation of Corixa filed with the Delaware Secretary of State on May 10, 1996 ("the Corixa Certificate"); provided, however, that in the event the Base Price has been reduced to $2.50 because Corixa did not enter into a Major Strategic Collaboration with respect to the development of a cancer vaccine on or before June 30, 1997, then such antidilution protection shall not be triggered unless there is a Dilutive Issuance (as defined in the Corixa Certificate) with an Effective Price (as defined in the Corixa Certificate) of less than $2.50 per share; and provided further that such antidilution protection shall terminate with respect to any issuances of shares in or following a Corixa IPO.

                (f) Subsequent Adjustment Upon Corixa IPO. If within nine (9) months following the Call Option Purchase Date there is a Corixa IPO in which the initial public offering price (the "IPO Price") is less than the FMV upon which the Call Purchase Price was based, then Corixa shall issue to each Series B Securityholder and each Securityholder holding shares of the Company's Series A Preferred Stock additional Corixa Shares sufficient to give such Securityholder the equivalent economic benefit (the "Supplemental Antidilutive Shares") as if the FMV used in calculating the Corixa Call Share Value was equal to the IPO Price; provided, however, that in no event shall the issuance of the Supplemental Antidilutive Shares have the effect of reducing the FMV below $2.50.

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        3.      Legend; No Transfer

                (a) Legend. Until the Call Option Expiration, the certificates representing the Securities held by the Securityholders shall have endorsed thereon the following legend:

                "The securities represented by this certificate are subject to purchase by Corixa Corporation in accordance with the terms of a Call Option Agreement dated December 23, 1996 by and among the Company, Corixa Corporation, and the securityholders of the Company listed on Exhibit A attached thereto, as may be amended from time to time, a copy of which is on file with the Secretary of the Company."

                The Company hereby covenants to place a stop transfer order against the Securities held by the Securityholders, and each Securityholder hereby irrevocably authorizes the Company to do so.

                (b) No Transfer. Prior to the Call Option Expiration and except for sales to Corixa, no Securityholder shall alienate, sell, give, transfer, assign, bequeath, pledge or hypothecate any Securities beneficially owned by him or create or permit to exist any lien thereon or security interest therein, other than by will or intestacy. Any attempted transfer or other act in violation of this Section 3(b) shall be of no effect and the attempted transferee or other party shall receive no rights in the Securities or under this Agreement. The Company agrees that it will not transfer any Securities held by the Securityholders on the stock transfer records of the Company. Notwithstanding the foregoing, any Securityholder may transfer Securities upon notice to Corixa, provided such transferee agrees in writing to be deemed a "Securityholder" for all purposes of this Agreement and to be bound by all the terms and conditions of this Agreement, and Corixa may require any documentation of such transfer as it reasonably deems appropriate.


        4. Spin-Out of the Company. If the Call Option is exercised pursuant to the terms hereof and within twelve (12) months following the Call Option Purchase Date, a Corixa IPO has not occurred and Corixa consummates the sale of the Securities it obtained pursuant to the exercise of the Call Option, through a public offering of such Securities (a "Spin-Out Offering"), then the Securityholders and Corixa shall be reconstituted as stockholders of the Company effective immediately prior to the consummation of such Spin-Out Offering, provided that such reconstitution will not result in a material adverse economic effect on the Securityholders. In this event, the Securityholders, as stockholders of the Company, shall have the same rights, preferences and privileges and be subject to the same restrictions as existed immediately prior to the Call Option Purchase Date.


        5.      New Securityholders

                (a) Preferred Stock. In the event that the Company issues additional shares of any series of Preferred Stock (whether now existing or hereafter authorized or designated) after the Effective Date and prior to the Call Option Record Date ("New Preferred"), the Company

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shall use its reasonable best efforts to insure that each person or entity that is issued such New Preferred (each a "New Preferred Securityholder") becomes a party to this Agreement by amendment hereof or by executing a counterpart signature page hereto. The Company, Corixa and the Securityholders hereby agree that each such New Preferred Securityholder shall receive (i) the same effective rate of return as received by the Series B Securityholders under Section 2 hereof and (ii) with respect to all other rights granted to Securityholders under this Agreement, the same rights as received by the Series B Securityholders.

                (b) Common Stock. In the event that the Company issues additional shares of its Common Stock ("New Common") after the Effective Date and prior to the Call Option Record Date, the Company shall, at Corixa's request, use its reasonable best efforts to insure that each person or entity that is issued such New Common (each a "New Common Securityholder") becomes a party to this Agreement by amendment hereof or by executing a counterpart signature page hereto. The Company, Corixa and the Securityholders hereby agree that each such New Common Securityholder shall be deemed to be a Securityholder that beneficially owns shares of the Company's Common Stock for all purposes of this Agreement.

        6. Adjustments. With respect to any provision of this Agreement that is subject to appropriate adjustments for stock splits, stock dividends, recapitalizations, reorganizations and combinations, it is the intent of the Company, Corixa and each Securityholder that no such adjustment shall result in an increase or decrease in the aggregate value to be received by the Securityholders in the form of Corixa Shares to be issued in exchange for the Securities on the Call Option Purchase Date.

        7.      Representations and Warranties

                (a) Representations of Securityholders. Each Securityholder represents and warrants to Corixa and the Company that the information on Exhibit A with respect to such Securityholder is true and correct as of the date hereof and the representations in this Section 7(a) below are true and correct as of the date hereof and will be true and correct as of the Call Option Purchase Date. Each Securityholder shall take no action, or permit any action to be taken, which would cause any of the representations in this Section 7 not to be true and correct on the Call Option Purchase Date, and each Securityholder will use its best commercial efforts to not take any action that will prevent such Securityholder from carrying out its obligations under this Agreement. This Agreement and the grant of the Call Option by each Securityholder to Corixa constitutes the valid obligation of the Securityholder and is legally binding on him in accordance with its terms. Each Securityholder has all requisite power to enter into this Agreement and to carry out and perform his obligations hereunder. The execution, delivery and performance of this Agreement will not conflict with, or result in the breach of, any decree or order of any court, administrative or governmental body or any agreement, document, indenture or other instrument to which the Securityholder is a party or by which he or his property is bound. Upon exercise of the Call Option and payment of the Call Purchase Price for each Securityholder's Securities in accordance with this Agreement, Corixa will become the sole and exclusive owner of the Securityholder's Securities, subject to no lien, claim or encumbrance (other than any liens,

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

claims or encumbrances created by Corixa). Except for this Agreement, that certain Series B Preferred Stock Purchase Agreement dated December 23, 1996 by and among the Company and the Series B Securityholders and that certain Amended and Restated Voting Agreement dated December 23, 1996 by and among the Company, Corixa and the parties listed on the execution pages thereof, each Securityholder is not a party to any agreement restricting his right to sell or dispose of his Securities or affecting his rights to vote such Securities or affecting any other right or privilege pertaining to such Securities.

                (b) Representations of Corixa. Corixa hereby represents and warrants to each Securityholder and the Company that this Agreement constitutes the valid obligation of Corixa and is legally binding on it in accordance with its terms. Corixa has all requisite authority and power to enter into this Agreement and to carry out and perform its obligations hereunder. The execution, delivery and performance of this Agreement will not conflict with Corixa's Amended and Restated Certificate of Incorporation or Bylaws in effect as of the date hereof, and will not conflict with, or result in the breach of, any decree or order of any court, administrative or governmental body or any agreement, document, indenture or other instrument to which Corixa is a party or by which its property is bound. Corixa will use its best commercial efforts to not take any action that will prevent it from carrying out its obligations under this Agreement.

                (c) Representations of the Company. The Company hereby represents and warrants to each Securityholder and Corixa that this Agreement constitutes the valid obligation of the Company and is legally binding on it in accordance with its terms. The Company has all requisite authority and power to enter into this Agreement and to carry out and perform its obligations hereunder. The execution, delivery and performance of this Agreement will not conflict with the Company's Amended and Restated Certificate of Incorporation or Bylaws in effect as of the date hereof, and will not conflict with or result in the breach of any decree or order of any court, administrative or governmental body or any agreement, document, indenture or other instrument to which the Company is a party or by which its property is bound. The Company will use its best commercial efforts to not take any action that will prevent it from carrying out its obligations under this Agreement.

        8. Dispute Resolution. No arbitration with reference to this Agreement shall arise until the procedures set forth in this Section 8 have been satisfied. In the event of any dispute with respect to the interpretation of any provision of this Agreement or with respect to the performance of any party under this Agreement, any party may at any time provide the other parties written notice specifying the terms of such disagreement in reasonable detail. As soon as practicable after receipt of such notice, representatives of the parties involved in such dispute shall meet at a mutually agreed upon time and location for the purpose of resolving such disagreement. Such representatives shall be (a) with respect to the Company and the Securityholders, the Chairman of the Board of Directors of the Company and (b) with respect to Corixa, the Chairman of the Board of Directors of Corixa. Such representatives shall engage in discussions and/or negotiations for a period of up to one hundred twenty
(120) days in an effort to resolve the disagreement or negotiate an interpretation or revision of the applicable portion of this Agreement that is mutually agreeable to all parties involved in the dispute (the "Disputing

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


Parties"), without the necessity of formal procedures relating thereto. During the course of such discussion and/or negotiation, all parties shall reasonably cooperate and provide information that is not materially confidential in order so that each of the Disputing Parties may be fully informed with respect to the issues in dispute.

                  The commencement of JAMS (as defined below) dispute resolution procedures to resolve such disagreement may occur only after the earlier of: (i) the mutual agreement of the representatives of the Disputing Parties that resolution of such disagreement through continued negotiation is not likely to occur, or (ii) following expiration of the one hundred twenty (120) day negotiation period. Thereafter, any Disputing Party may seek to resolve such disagreement by initiating an Alternative Dispute Resolution ("ADR") in which the Judicial Arbitration and Mediation Services ("JAMS"), Seattle, Washington shall select the arbitrator ("Arbitrator") as provided herein. If JAMS is not in existence at the time of such dispute the American Arbitration Association, Seattle, Washington shall be substituted.

                (A) Selection of Arbitrator. An ADR shall be initiated by a Disputing Party by sending written notice thereof to the other Disputing Parties and JAMS, which notice shall state the issues to be resolved. Within ten (10) business days after receipt of such notice, the other Disputing Parties may, by sending written notice to the initiating Disputing Party and JAMS, add issues to be resolved. Within twenty (20) business days after the date of the original ADR notice, JAMS shall nominate to the Disputing Parties at least five (5) qualified nominees from JAMS' panel. The Disputing Parties shall have five (5) business days after the receipt of such nominations to agree on a Arbitrator or, failing to agree, to rank-order their preferences with the most preferred being given the lowest number, and mail the rank-order to JAMS. JAMS shall notify the Disputing Parties of their selection. If all nominees are unacceptable to any Disputing Party, the procedure shall be repeated and, if the Disputing Parties cannot select an Arbitrator the second time, JAMS shall select the Arbitrator.

                (B) Arbitrator With Special Expertise. In the event of a dispute between the parties relating to any amounts payable under this Agreement, then, in addition to the procedure set forth in the previous subsection, the Arbitrator shall (1) be a partner or full member of an internationally recognized certified public accounting firm that is not an auditing firm for any Disputing Party and has not provided material services to any Disputing Party during the last two (2) year period prior to the date of ADR initiation and (2) have a meaningful biotechnology science and industry background.

                (C) ADR Hearing. The Arbitrator shall hold a hearing to resolve the issues within sixty (60) business days after selection. The location of the hearing shall be Seattle, Washington. Each Disputing Party may be represented by counsel. The Arbitrator shall have sole discretion regarding the admissibility of evidence and conduct of the hearing. At least five (5) business days prior to the hearing, each Disputing Party shall submit to the other Disputing Parties and the Arbitrator a copy of all exhibits on which such Disputing Party intends to rely at the hearing, a pre-hearing brief (up to thirty (30) pages) and a proposed disposition of the dispute (up to five (5) pages). The proposed disposition shall be limited to proposed rulings and remedies on each issue, and shall contain no argument on or analysis of the facts or issues; provided, however, that the Disputing Parties shall not present proposed monetary remedies. Within five (5) business days after close of the hearing, each Disputing Party may submit a post-hearing brief (up to five (5) pages) to the Arbitrator.

                (D) ADR Ruling: Fees and Expenses. The Arbitrator shall render a disposition on the proposed rulings as expeditiously as possible after the hearing, but not later than fifteen (15) business days after the conclusion of the hearing. The Arbitrator shall rule on each issue and shall adopt in its entirety the proposed ruling of one of the Disputing Parties on each issue. In the circumstance where the Arbitrator rules for a Disputing Party on a claim in the form of a claim for monetary damages, the Disputing Parties shall then submit a proposed remedy within ten (10) days of notice of the ruling. The proposed remedy may be accompanied by a brief in support of the remedy not to exceed five (5) pages. The Arbitrator shall rule on and adopt one of the proposed remedies within ten (10) days of their submission. The Arbitrator's disposition shall be final and not appealable, except that any Disputing Party shall have the right to appeal such disposition on the basis it was affected by fraud or bad faith in connection with the ADR proceedings. The reasonable fees and expenses of the Arbitrator, as well as the standard charges of JAMS for its assistance, shall be borne by the Disputing Parties as determined by the Arbitrator, who shall, in making such determination, take into account the equities and disposition of the proceedings. A judgment on the Arbitrator's disposition may be entered in and enforced by any court having jurisdiction over the Disputing Parties.

                (E) JAMS Rules. Except as otherwise provided in this Section 8, JAMS Rules shall be used in connection with the ADR.

                (F) Notwithstanding anything to the contrary in this Section 8, any party to this Agreement may, on good cause shown in the event such party reasonably believes that it otherwise will suffer irreparable injury, seek a temporary restraining order and/or preliminary injunction from a court of competent jurisdiction, to be effective pending the institution of the arbitration process and deliberation and award of the Arbitrator.

        9.      Miscellaneous

                (a) No Inconsistent Agreements. Neither the Company nor Corixa nor any Securityholder will hereafter enter into any agreement which is inconsistent with this Agreement.

                (b) Remedies. Any party having rights under any provision of this Agreement shall have all rights and remedies set forth in this Agreement, and all rights and remedies which such party has been granted at any time under any other agreement or contract and all of the rights which such party has under any law. Any party having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provisions of this Agreement and to exercise all other rights granted by law.

                (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, Corixa and holders of at least a majority of the Securities outstanding at the time of the amendment or waiver; provided, however, that any amendment to or waiver of any provision of this Agreement that would adversely affect a particular Securityholder in a manner different from the other Securityholders shall require the approval of the Securityholder so adversely affected. Any such amendment or waiver shall bind the Company, Corixa and all Securityholders.

                (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

                (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                (h) Governing Law. The corporate law of Delaware will govern all issues concerning the relative rights of the Company, Corixa and the Securityholders. All other questions concerning the construction, validity and interpretation of this Agreement and the Exhibits and Schedules hereto will be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement, even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

                (i) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered (i) personally, (ii) by facsimile transmission (receipt verified), (iii) by registered or certified mail (return receipt requested), postage prepaid, or (iv) sent by express courier service (receipt verified), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):

               TO CORIXA:

               Corixa Corporation
               1124 Columbia Street, Suite 464
               Seattle, WA  98104
               Attn:    Chief Operating Officer
                        Corporate Counsel

               TO THE COMPANY:

               GenQuest, Inc.
               c/o Frazier & Company
               601 Union Street
               Two Union Square, Suite 2110
               Seattle, WA  98101
               Attn:  Alan Frazier

               TO THE SECURITYHOLDERS:  At the address set forth on Exhibit A.

               With Copies to:

               Venture Law Group
               4750 Carillon Point
               Kirkland, WA 98033
               Attention:  William W. Ericson
               Telephone:  (206) 739-8700
               Facsimile:  (206) 739-8750

               Wilson Sonsini Goodrich & Rosati
               650 Page Mill Road
               Palo Alto, CA 94304-1050
               Attention:  Kenneth Clark
               Telephone:  (415)  493-9300
               Facsimile:  (415) 493-6811

               Rosner Bresler Goodman & Bucholz
               521 5th Avenue
               New York, NY 10175
               Attention:  Andrew J. Goodman
               Telephone:  (212) 661-2150
               Facsimile:  (212) 949-6131

               (j) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the parties hereto and supersedes any prior understandings, agreements or representations by or between such parties, written or oral, that may have related in any way to the subject matter hereof.

                (k) Further Action Each party hereto shall take such further action and shall execute and deliver such further documents as reasonably may be requested by any other party in order to carry out the provisions and purposes of this Agreement.


                (l) Waiver of Conflicts. Each party to this Agreement acknowledges that Venture Law Group ("VLG") is general corporate counsel for Corixa and has represented Corixa with respect to the negotiation of, and the transactions contemplated by, this Agreement, the Collaboration Agreement and that certain Administrative Services and Management Agreement dated as of December 23, 1996 between the Company and Corixa (the "Administrative Services Agreement"), and that VLG has in the past performed and may continue to perform legal services for certain Securityholders and for the Company in matters unrelated to the transactions described in this Agreement, including the representation of certain Securityholders in venture capital financings and other matters and the representation of the Company in certain transactions and general corporate matters. Accordingly, each party to this Agreement hereby
(a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure, and (b) gives its informed written consent to (i) VLG's general corporate representation of Corixa, (ii) VLG's representation of certain of the Securityholders in such unrelated matters, and (iii) VLG's provision of services for the Company through the Company's relationship with Corixa, as set forth in this Agreement, the Collaboration Agreement and the Administrative Services Agreement. Each party to this Agreement further acknowledges that it has had the opportunity to confer with legal counsel of its choice in connection with the transactions contemplated hereby.

`



         IN WITNESS WHEREOF, the parties have executed this Amended and Restated Call Option Agreement as of the date first above written.

                                      CORIXA CORPORATION



                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________


                                      GENQUEST, INC.



                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________


                        SIGNATURE PAGE TO GENQUEST, INC.
                   AMENDED AND RESTATED CALL OPTION AGREEMENT

                                      SECURITYHOLDERS

                                      [***]








                                      [***]







                        SIGNATURE PAGE TO GENQUEST, INC.
                   AMENDED AND RESTATED CALL OPTION AGREEMENT

                                    [***]









                                   [***]








                                   [***]








                                   [***]








                        SIGNATURE PAGE TO GENQUEST, INC.
                   AMENDED AND RESTATED CALL OPTION AGREEMENT

                                    [***]



                                    [***]



                                    [***]



                                    [***]



                                    [***]



                                    [***]


                        SIGNATURE PAGE TO GENQUEST, INC.
                   AMENDED AND RESTATED CALL OPTION AGREEMENT

                                    [***]


                                    [***]


                                    [***]


                                    [***]


                                    [***]


                                    [***]


                                    [***]


                                    [***]


                        SIGNATURE PAGE TO GENQUEST, INC.
                   AMENDED AND RESTATED CALL OPTION AGREEMENT

                                    Exhibit A

                           SCHEDULE OF SECURITYHOLDERS

                                                                            NO. OF SHARES OF
      NAME/ADDRESS                                                      SERIES B PREFERRED STOCK
      ------------                                                      ------------------------
      [***]                                                                     [***]

      [***]                                                                     [***]

      [***]                                                                     [***]

      [***]                                                                     [***]

      [***]                                                                     [***]

      [***]                                                                     [***]

      [***]                                                                     [***]

_________________

* Includes a warrant exercisable for shares of the Company's Series B Preferred Stock.

                                                                            NO. OF SHARES OF
      NAME/ADDRESS                                                      SERIES B PREFERRED STOCK
      ------------                                                      ------------------------
      Corixa Corporation                                                        4,412,613
      1124 Columbia Street, Suite 464
      Seattle, Washington  98104


      [***]                                                                     [***]

      [***]                                                                     [***]


                                                                             NO. OF SHARES
      NAME/ADDRESS                                                          OF COMMON STOCK

      [***]                                                                     [***]

      [***]                                                                     [***]

      [***]                                                                     [***]

      [***]                                                                     [***]

      [***]                                                                     [***]

      [***]                                                                     [***]


----------
** [***]

                                                                             NO. OF SHARES
      NAME/ADDRESS                                                          OF COMMON STOCK
      ------------                                                          ---------------
      [***]                                                                    [***]

      [***]                                                                    [***]

      [***]                                                                    [***]

      [***]                                                                    [***]

      [***]                                                                    [***]

      [***]                                                                    [***]

      [***]                                                                    [***]

      [***]                                                                    [***]

                                    Exhibit B

                           CALL OPTION EXERCISE NOTICE

Date:    ________________________________

TO:      GENQUEST, INC.
         and the Securityholders of GENQUEST, INC.

         Pursuant to the Amended and Restated Call Option Agreement dated as of January 1, 1997 by and among GenQuest, Inc. (the "Company"), Corixa Corporation ("Corixa") and the Securityholders of the Company listed on Exhibit A thereto (the "Call Agreement"), Corixa hereby gives notice of its election to exercise the Call Option to purchase all Securities of the Securityholders. Capitalized terms used in this notice shall have the meanings as defined in the Call Agreement.

         In accordance with Section 2 of the Call Agreement, Corixa requests that five (5) days after Call Option Record Date, the Company provide to Corixa in writing a certification as to the number of outstanding Securities on the Call Option Record Date, the owners of the outstanding Securities on the Call Option Record Date and the address of each Securityholder.

         The Call Option Purchase Date shall be _________________________. Corixa hereby requests that the Securityholders provide to Corixa a written certification by each Securityholder that the representations and warranties made by the Securityholder in the Call Agreement are true and correct as of the date of the Securityholder's certification and will be true and correct as of the Call Option Purchase Date. For this purpose, a Securityholder may sign and return a copy of this letter on the space provided.

Very truly yours,

CORIXA CORPORATION



-----------------------------------

         The undersigned Securityholder hereby certifies that the representations and warranties made by him in the Call Agreement are true and correct as of the date Securityholder signs this certification and will be true and correct as of the Call Option Purchase Date.



-----------------------------------
Signature


-----------------------------------
Printed Name